TRANSAMERICA FUNDS

Supplement to the Currently Effective Statement of Additional Information dated July 23, 2016

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Transamerica Bond

The following replaces the information in the Statement of Additional Information under the section in Appendix B entitled “Portfolio Managers – Loomis, Sayles & Company, L.P. (“Loomis Sayles”)”:

Transamerica Bond

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mathew J. Eagan, CFA	19	$52.76 billion	28	$12.96 billion	146	$21.8 billion
Daniel J. Fuss, CFA	15	$50.63 billion	9	$3.1 billion	145	$20.67 billion
Elaine M. Stokes	14	$50.5 billion	23	$10.32 billion	154	$21.51 billion
Brian P. Kennedy*	3	$8.2 billion	4	$2.8 billion	31	$1.8 billion

Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Mathew J. Eagan, CFA	0	$0	0	$0	4	$570 million
Daniel J. Fuss, CFA	0	$0	0	$0	4	$570 million
Elaine M. Stokes	0	$0	0	$0	4	$570 million
Brian P. Kennedy*	0	$0	0	$0	0	$0

*  As of May 31, 2016.

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Transamerica Multi-Managed Balanced

The following information revises the corresponding information found in the “Investment Manager Compensation” section under the heading “Investment Management and Other Services” contained in the Statement of Additional Information:

Fund Name	Percentage of Daily Net Assets
Transamerica Multi Managed Balanced	0.65% of the first $1 billion 0.59% over $1 billion up to $5 billion 0.58% in excess of $5 billion

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Investors Should Retain this Supplement for Future Reference

July 31, 2016